WORLD OMNI 1998-A AUTOMOBILE LEASE SECURITIZATION TRUST
ANNUAL SERVICER CERTIFICATE
FOR THE PERIOD SEPTEMBER 1, 1998 THROUGH NOVEMBER 30, 1998

                                                      Aggregate
                                                      Net Investment
Aggregate Net Investment Value                        Value

Original                                              1,763,657,871.20
09/1/98                                               1,763,657,871.20

Principal collections & reimbursement loss amount        62,114,287.53
11/30/98                                              1,701,543,583.67

Note Balance @ 11/30/98                               1,763,657,871.20

                                                      Class A-1
                                                      Allocation               Note
Aggregate Net Investment Value                        Percentage               Balance

Original                                                         24.94236%       430,000,000
09/1/98                                                          24.94236%       430,000,000

Principal collections & reimbursement loss amount                                 60,725,537
11/30/98                                                                         369,274,463

Note Balance @ 11/30/98                                          24.94236%       430,000,000

                                                      Class A-2
                                                      Allocation               Note
Aggregate Net Investment Value                        Percentage               Balance

Original                                                         25.52241%       440,000,000
09/1/98                                                          25.52241%       440,000,000

Principal collections & reimbursement loss amount                                          0
11/30/98                                                                         440,000,000

Note Balance @ 11/30/98                                          25.52241%       440,000,000

                                                      Class A-3
                                                      Allocation               Note
Aggregate Net Investment Value                        Percentage               Balance

Original                                                         23.78225%       410,000,000
09/1/98                                                          23.78225%       410,000,000

Principal collections & reimbursement loss amount                                          0
11/30/98                                                                         410,000,000

Note Balance @ 11/30/98                                          23.78225%       410,000,000

                                                      Class A-4
                                                      Percentage               Note
Aggregate Net Investment Value                        Percentage               Balance

Original                                                         20.38214%       351,383,000
09/1/98                                                          20.38214%       351,383,000

                                     PAGE 2
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Principal collections & reimbursement loss amount                                          0
11/30/98                                                                         351,383,000

Note Balance @ 11/30/98                                          20.38214%       351,383,000

                                                      Class B
                                                      Allocation               Note
Aggregate Net Investment Value                        Percentage               Balance

Original                                                          5.37084%        92,592,000
09/1/98                                                           5.37084%        92,592,000

Principal collections & reimbursement loss amount                                          0
11/30/98                                                                          92,592,000

Note Balance @ 11/30/98                                           5.37084%        92,592,000



Aggregate Net Investment Value                        Transferor Interest      Balance

Original                                                          2.25000%        39,682,871
09/1/98                                                                           39,682,871

Principal collections & reimbursement loss amount                                  1,388,751
11/30/98                                                                          38,294,121

Note Balance @ 11/30/98                                           2.25000%        39,682,871


Distributable Amounts                                 Total

Interest Distributable Amount                             7,791,597.54
Principal Distributable Amount (1)                       61,722,246.70
Reimbursement of Covered Loss Amount (1)                    392,040.83
Reimbursement of Uncovered Loss Amount (1)                        0.00
Class A Net Swap Payment / (Receipt)                       (275,597.69)
Class B Net Swap Payment / (Receipt)                         (8,954.83)

Total                                                    69,621,332.55

Distributable Amounts                                 Class A-1                %

Interest Distributable Amount                             1,743,430.94
Principal Distributable Amount (1)                       60,333,496.15                    97.75000%
Reimbursement of Covered Loss Amount (1)                    392,040.83                   100.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                   100.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                    62,468,967.92

Distributable Amounts                                 Class A-2                %

Interest Distributable Amount                             1,799,864.73
Principal Distributable Amount (1)                                0.00                     0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                     0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                     0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                     1,799,864.73

Distributable Amounts                                 Class A-3                %

Interest Distributable Amount                             1,691,952.24
Principal Distributable Amount (1)                                0.00                     0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                     0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                     0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                     1,691,952.24

Distributable Amounts                                 Class A-4                %

Interest Distributable Amount                             1,475,434.38
Principal Distributable Amount (1)                                0.00                     0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                     0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                     0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                     1,475,434.38

                                     PAGE 3
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Distributable Amounts                                 Class B                  %

Interest Distributable Amount                               408,849.39
Principal Distributable Amount (1)                                0.00                     0.00000%
Reimbursement of Covered Loss Amount (1)                          0.00                     0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                     0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                       408,849.39

Distributable Amounts                                 Transferor Interest      %

Interest Distributable Amount                               672,065.85
Principal Distributable Amount (1)                        1,388,750.55                     2.25000%
Reimbursement of Covered Loss Amount (1)                          0.00                     0.00000%
Reimbursement of Uncovered Loss Amount (1)                        0.00                     0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                     2,060,816.40

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                          Series A-1               Series A-2

                                            09/1/98             100.0000000%             100.0000000%
                                            11/30/98            100.0000000%             100.0000000%

Note Factors                                          Series A-3               Series A-4

                                            09/1/98             100.0000000%             100.0000000%
                                            11/30/98            100.0000000%             100.0000000%

Note Factors                                          Series B

                                            09/1/98             100.0000000%
                                            11/30/98            100.0000000%

Pool Data                                             09/1/98                  $

Number of Loans                                              74,744
Prepayments                                                       0                        0.00
Scheduled Terminations                                            0                        0.00
Charge-Offs                                                       0                        0.00
Weighted Ave APR                                               8.90%


Pool Data                                             11/30/98                 $

Number of Loans                                              73,959
Prepayments                                                     687                5,624,347.50
Scheduled Terminations                                            0                        0.00
Charge-Offs                                                      99                1,421,420.58
Weighted Ave APR                                                  8.89%


Account Balances                                      Pay Ahead                Advance                  Reserve Fund

Balance as of  09/01/98                                           0.00                     0.00            17,636,578.71
Balance as of  11/30/98                                   2,580,649.58               388,078.40            17,636,578.71
Change                                                    2,580,649.58               388,078.40                     0.00
Required Cash (withdrawal from reserve)                                                                             0.00
Reserve Fund Requirement                                                                                   17,636,578.71
Reserve Fund Supplemental Requirements                                                                              0.00
Insured Residual Value Loss Amount                                0.00




Distribution per $1,000                                                        Total

Total Distribution Amount                                                                  4.41786225

Interest Distribution Amount                                                               4.41786225
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000

                                     PAGE 4
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Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Transferor Principal not paid to Transferor                                             -----
Transferor Interest not paid to Transferor                                              -----

Unpaid Class B Principal Carryover Shortfall                                            -----

Distribution per $1,000                                                        Class A-1

Total Distribution Amount                                                                  4.05449056

Interest Distribution Amount                                                               4.05449056
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000


Transferor Principal not paid to Transferor                                            -----
Transferor Interest not paid to Transferor                                             -----

Unpaid Class B Principal Carryover Shortfall                                           -----

Distribution per $1,000                                                        Class A-2

Total Distribution Amount                                                                  4.09060167

Interest Distribution Amount                                                               4.09060167
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Transferor Principal not paid to Transferor                                            -----
Transferor Interest not paid to Transferor                                             -----

Unpaid Class B Principal Carryover Shortfall                                           -----

Distribution per $1,000                                                        Class A-3

Total Distribution Amount                                                                  4.12671278

Interest Distribution Amount                                                               4.12671278
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000

                                     PAGE 5
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Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Transferor Principal not paid to Transferor                                            -----
Transferor Interest not paid to Transferor                                             -----

Unpaid Class B Principal Carryover Shortfall                                           -----


Distribution per $1,000                                                        Class A-4

Total Distribution Amount                                                                  4.19893500

Interest Distribution Amount                                                               4.19893500
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Transferor Principal not paid to Transferor                                            -----
Transferor Interest not paid to Transferor                                             -----

Unpaid Class B Principal Carryover Shortfall                                           -----


Distribution per $1,000                                                        Class B

Total Distribution Amount                                                                  4.41560167

Interest Distribution Amount                                                               4.41560167
Carryover Shortfall                                                                        0.00000000
Prior Carryover Shortfall                                                                  0.00000000

Total Carryover Shortfall                                                                  0.00000000


Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  0.00000000
Unpaid Principal Loss Interest Amount                                                      0.00000000

Transferor Principal not paid to Transferor                                           -----
Transferor Interest not paid to Transferor                                            -----

Unpaid Class B Principal Carryover Shortfall                                               0.00000000


Distribution per $1,000                                                        Transferor Interest

Total Distribution Amount                                                                 16.93591793

Interest Distribution Amount                                                              16.93591793
Carryover Shortfall                                                                    -----
Prior Carryover Shortfall                                                              -----

Total Carryover Shortfall                                                              -----

                                     PAGE 6
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Principal Distribution Amount                                                              0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                           0.00000000
Aggregate Unreimbursed Principal Loss Amount                                           -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                              -----
Unpaid Principal Loss Interest Amount                                                  -----

Transferor Principal not paid to Transferor                                                0.00000000
Transferor Interest not paid to Transferor                                                 0.00000000

Unpaid Class B Principal Carryover Shortfall                                           -----



Servicing Fee                                                                  Total

Amount of Servicing Fee Paid                                                       4,409,144.68
Total Unpaid                                                                               0.00


Origination Trustee Expenses Paid (1)

UTI                                                                                        0.00
SUBI                                                                                       0.00
                                                                                           0.00
Securitization Trustee Expenses Paid  (1)                                                  0.00

Additional Loss Amounts (2)                                                                0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:



CHARGE-OFF RATE                                                                                         November

Outstanding                                                                                                 1,421,420.58
Balance

Net
Liquidation                                                                                                   725,529.79
Proceeds

Average
Aggregate
Net Investment                                                                                          1,763,657,871.20
Value

Annualized
Average
Charge-Off                                                                                                          0.47%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                   0.47%



DELINQUENCY RATE
                                                      #                        $

Past Due 31-60 days                                             800               17,499,132
Past Due 61-90 days                                             136                2,936,335
Past Due 91 + days                                               23                  435,719

 Total                                                          959               20,871,186

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                      Delinquent               Current                  Delinquency
                                                      Contracts                Contracts                Rate
                                                      (> 60 days)


November                                                        159                   73,959                        0.21%

                                     PAGE 7
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                                                                                                                    0.21%
                                                                               Number of                Number of
                                                      Matured                  Scheduled                Maturity
                                                      Leases                   Maturities               Ratio
MATURITY RATIO



November                                                          0                        0                      N/A

                                                                                                                  N/A

REALIZATION RATIO
                                                                                                        November

Sale
Proceeds                                                                                                            0.00

Residual Value
of Sold
Matured Leases                                                                                                      0.00

Realization
Ratio                                                                                      0.00%                    0.00%


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